Exhibit 10.2 CONSULTING SERVICES AGREEMENT THIS CONSULTING SERVICES AGREEMENT (this “Agreement”), is made as of February 28, 2024, by and between UGI Corporation, (“UGI”) and Roger Perreault (“Consultant”). Agreement 1. Services to be Provided and Information to be Provided. During the Term (as defined in Section 2 hereof), Consultant shall perform certain services related to UGI’s business as requested by UGI from time to time (the “Services”). The content, style, form and format of Consultant’s work product shall be completely satisfactory to UGI and shall be consistent with UGI’s standards. Consultant shall dedicate sufficient time and resources to perform the Services in a manner satisfactory to UGI. Consultant shall not be liable for any error of judgment or mistake of law or for any loss arising out of or in connection with the performance of the Services, unless due to Consultant’s gross negligence or willful misconduct in the performance of the Services. 2. Term. The term of this Agreement shall begin on the Effective Date (as defined in the Separation Agreement and General Release executed by and between UGI and Consultant of even date herewith (the “Effective Date”) and shall continue until August 28, 2024, unless earlier terminated pursuant to Section 6 (the “Term”). 3. Compensation and Expenses. (a) Consultant shall be paid a lump sum cash payment of Three Hundred Thousand Dollars ($300,000) (the “Consulting Fee”) for performance of the Services. The Consulting Fee shall be paid on a 1099 basis and the Consultant may designate an LLC to receive the Consulting Fee. Payment of the Consulting Fee shall be made within thirty (30) days after the Effective Date. Consultant shall be solely responsible for any and all taxes, social security, disability insurance, unemployment and other payroll type taxes applicable to such compensation or reimbursement and shall indemnify, defend and hold harmless UGI from and against any and all claims, taxes, liabilities, costs and expenses (including reasonable attorney’s fees) resulting from or incident to any claims relating to tax or withholding under the Internal Revenue Code or any applicable state tax code. The provisions of this Section 3 shall survive the expiration or termination of this Agreement. (b) UGI shall reimburse Consultant for approved and documented out of pocket costs and expenses (including Consultant travel, lodging or other expenses) incurred or paid by Consultant in connection with, or related to, the performance of the Services under this Agreement; provided that these expenses are approved in writing by UGI before being incurred and are incurred in accordance with UGI’s Travel and Entertainment Policy. Consultant shall bill approved expenses on a monthly basis as incurred and shall submit all invoices to UGI CORPORATION, 500 North Gulph Road, King of Prussia, Pennsylvania 19406, Attn: Accounts Payable. Upon receipt of the invoice, UGI will pay any undisputed invoices within thirty (30) days.

2 4.Independent Contractor; Performance. (a) Independent Contractor Status. For purposes of this Agreement and all Services to be provided hereunder, Consultant shall not be considered a partner, co-venturer, agent, employee, or representative of UGI, but shall remain in all respects an independent contractor, and Consultant shall at all times conduct himself in a manner that is consistent with an independent contractor, non-employee, and non-agent status. Consultant shall not have any right or authority to make or undertake any promise, warranty or representation, to execute any contract, or otherwise to assume any obligation or responsibility in the name of or on behalf of the Company. Consultant is rendering the Services for specified compensation for a specified result and is not under the control of UGI as to the means by which such result is accomplished. (b) No Benefits. Consultant is not an employee of UGI and shall not be entitled to participate in or receive any benefit or right as an employee of UGI under any of its employee benefit and welfare plans, including, without limitation, employee insurance, option, pension, savings, equity and security plans as a result of Consultant entering into this Agreement. (c) Survival. The provisions of this Section 4 shall survive the expiration or sooner termination of this Agreement. 5. Confidentiality and Compliance with Securities Laws. (a) Confidential Information. Consultant agrees to hold in strictest confidence, and not to use, except in connection with Consultant’s performance of the Services, or disclose to any person or entity any Confidential Information (as defined below) of UGI without the prior written authorization of an officer of UGI. As used herein, “Confidential Information” means any proprietary or confidential information, technical data, trade secrets or know-how, including, but not limited to: proposed project information, financial statements, budgets and plans, operational strategies, UGI personnel information, forecasts, facility information, facility performance data, plot plans, property records, customer information, customer contracts, supply contracts, business plans, projections, corporate financial information, computer programs and models; and other business information of UGI disclosed or otherwise learned or discovered, either directly or indirectly in writing, orally, or by inspection of documents or other tangible property or in machine readable, storable or retrievable form. Confidential Information shall not include information that is (i) in or becomes part of the public domain other than by disclosure by Consultant in violation of this Agreement; (ii) demonstrably known to Consultant before the Effective Date, without a duty of confidentiality and not obtained by reason of Consultant’s employment with UGI; (iii) independently developed by Consultant without use or consultation of the Confidential Information; (iv) rightfully obtained by Consultant from third parties without a duty of confidentiality; or (v) required to be publicly disclosed, upon opinion of counsel, by law, statute or regulation. (b) Compliance with Securities Laws. Consultant acknowledges and agrees that by receiving the Confidential Information (i) Consultant may be receiving material non- public information about UGI, and (ii) there exist securities laws that may restrict or eliminate

3 Consultant’s ability (including the ability of Consultant’s associates, family members and other representatives) to sell or purchase securities of UGI while in possession of such material non- public information. (c) Survival. The provisions of this Section 5 shall survive the expiration or termination of this Agreement. 6. Termination. Notwithstanding the provisions of Section 2 hereof, this Agreement may terminated prior to the expiration of the Term by UGI at any time and for any reason upon thirty (30) days’ prior written notice to Consultant. UGI shall be responsible for any portion of the compensation and approved incurred expenses owed to Consultant under Section 3 for any Services rendered prior to the effective date of such termination. 7. No Conflicting Agreements. Consultant represents that Consultant is not a party to any existing agreement that would prevent Consultant from entering into and performing this Agreement. Consultant shall not enter into any other agreement that is in conflict with Consultant’s obligations under this Agreement or similar in scope to the Services. 8. Return of UGI’s Property. All work product created by Consultant in connection with its performance of the Services shall constitute contract deliverables under this Agreement and shall be the property solely of UGI without claims by or restrictions in favor of Consultant. Promptly upon the expiration or termination of this Agreement, or any earlier time as requested by UGI, Consultant shall return to UGI all Confidential Information of UGI and all software, documentation devices, records, data, notes, reports, proposals, lists, correspondence, business plans or strategies, other documents or property, or reproductions of any aforementioned items containing Confidential Information of UGI or developed by Consultant as part of or in connection with the Services or otherwise belonging to UGI. 9. Equitable Relief. Consultant agrees that it would be impossible or inadequate to measure and calculate the damages from any breach of this Agreement. Accordingly, Consultant agrees that if Consultant breaches this Agreement, UGI shall have, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement. Consultant further agrees that no bond or other security shall be required in obtaining such equitable relief and Consultant hereby consents to the issuance of such injunction and to the ordering of specific performance. 10. Entire Agreement, Amendment and Assignment. This Agreement is the sole agreement between Consultant and UGI with respect to the Services to be performed hereunder. No modification to any provision of this Agreement shall be binding unless in writing and signed by both Consultant and UGI. No waiver of any rights under this Agreement shall be effective unless in writing and signed by the waiving party. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto,

4 except that the duties and responsibilities of Consultant hereunder are of a personal nature and shall not be assignable or delegable in whole or in part by Consultant. 11. Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with laws of the Commonwealth of Pennsylvania without giving effect to any conflict of laws provisions. Consultant hereby consents to the exclusive jurisdiction of the courts located in the Commonwealth of Pennsylvania (including in the United States District Court for the Eastern District of Pennsylvania) in any action or proceeding which may be brought by or against it under or in connection with this Agreement and in the event any such action or proceeding shall be brought against it, Consultant agrees not to raise any objection to such jurisdiction or to the laying of the venue thereof in such state. Consultant agrees that service of process in such action or proceeding may be duly effected upon it by service in accordance with the provisions of the Uniform Interstate and International Procedure Act. 12. Notices. All notices and other communications required or permitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been given when hand delivered, sent by email or mailed by registered or certified mail, as follows (provided that notice of change of address shall be deemed given only when received): If to UGI, to: UGI Corporation 500 North Gulph Road King of Prussia, PA 19406 Attn: Kathleen Shea Ballay Email: XXXXXXXXXX General Counsel and Chief Legal Officer If to Consultant, to: Roger Perreault XXXXXXXXXX XXXXXXXXXX, XX XXXXX Email: XXXXXXXXXX With a Copy to: XXXXXXXXXX Ballard Spahr LLP 1735 Market St, 51st Fl. Philadelphia, PA 19103 Email: XXXXXXXXXX 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one and the same instrument.

5 14. Severability. If any provision of this Agreement or application thereof to anyone or under any circumstances is adjudicated to be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect any other provision or application of this Agreement which can be given effect without the invalid or unenforceable provision or application and shall not invalidate or render unenforceable such provision or application in any other jurisdiction. 15. Restrictive Covenants. Consultant hereby acknowledges that the previously executed and delivered Confidentiality, Non-Competition and Non-Solicitation Agreement dated as of June 26, 2021 (the “Confidentiality Agreement”) with the Company remains in full force and effect in accordance with its terms; provided, however, that the two-year time period set forth in Section 5b of the Confidentiality Agreement shall be amended and modified such that the obligation set forth in Section 5b shall commence on the Effective Date and terminate on the first (1st) anniversary of the Effective Date. 16. Acknowledgement of Assistance of Counsel. Each party acknowledges that it has reviewed and entered into this Agreement with the advice and assistance of legal counsel. Remainder of Page Intentionally Left Blank

6 IN WITNESS WHEREOF, the undersigned, intending to be legally bound, has duly executed this Consulting Services Agreement to be effective as of the Effective Date. UGI CORPORATION CONSULTANT _/s/ Mario Longhi_______________ _/s/ Roger Perreault_______________ Name: Mario Longhi Name: Roger Perreault Title: Interim President and Chief Executive Officer Signature Page for Perreault Consulting Services Agreement